CERTIFICATIONS
                                 --------------


I, John F. Cogan, Jr., certify that:

1. I have reviewed this report on Form N-CSR of Pioneer Mid Cap
Growth Fund;

2. Based on my knowledge, this report does not contain any untrue
statement of a   material fact or omit to state a material fact
necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

   a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
   b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external in accordance with generally accepted accounting principles;
   c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
   d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

 a) All significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
 b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.




Date:  November 29, 2006   		          /s/ John F. Cogan, Jr.
                                                  John F. Cogan, Jr.
                                                  President

                                 CERTIFICATIONS
                                 --------------


I, Vincent Nave, certify that:

1. I have reviewed this report on Form N-CSR of Pioneer Mid Cap
Growth Fund;

2. Based on my knowledge, this report does not contain any untrue
statement of a   material fact or omit to state a material fact
necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

      a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our
supervision, to ensure that material      information relating to the
registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
   b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external in accordance with generally accepted accounting principles;
   c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
   d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

 a) All significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
 b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:  November 29, 2006    	       		  /s/ Vincent Nave
                                                  Vincent Nave
                                                  Treasurer

                            SECTION 906 CERTIFICATION


Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Pioneer
Mid Cap Growth Fund (the "Fund"), hereby certifies, to the best of his knowledge, that the Fund's Report on Form N-CSR for the period ended September 30, 2006 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d),as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: November 29, 2006



/s/ John F. Cogan, Jr.
John F. Cogan, Jr.
President


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or a separate disclosure document.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the SEC or its staff upon request.

                            SECTION 906 CERTIFICATION


Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Pioneer Mid Cap Growth Fund (the "Fund"), hereby certifies, to the best of his knowledge, that the Fund's Report on Form N-CSR for the period ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: November 29, 2006



/s/ Vincent Nave
Vincent Nave
Treasurer


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or a separate disclosure document.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the SEC or its staff upon request.